Exhibit 10.8

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED
FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD
LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY
DISCLOSED

February 22, 2021

Re:  [*] $46,150,000 Credit Facility

Reference is hereby made to the Letter Agreement, dated December 28, 2020 (the “Credit Facility Letter”), between AFC Gamma, Inc. (“AFC Gamma”), on the one hand, and [*] (collectively, “[*]”), on the other hand, with respect to a $46,150,000 credit facility (the “Credit Facility”) proposed to be made available by AFC Gamma and/or its affiliates and designees to [*] upon the terms set forth in the term sheet attached thereto (the “Term Sheet”).   Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Credit Facility Letter (including the Term Sheet).

AFC Gamma has determined that it does not desire to fund all of the Credit Facility and has previously requested that AFC Management, an affiliate of AFC Gamma and the proposed agent under the Credit Facility, manage the syndication of the Credit Facility.   Each of the parties hereto hereby accepts the following allocation and results of syndication determined by AFC Management as manager of the syndication:

1.          AFC Gamma will severally and not jointly lend $22,000,000 of the Credit Facility.

2.          AFC Investments, LLC (“AFC Investments”) will severally and not jointly lend $24,150,000 of the Credit Facility.

3.          Each funding under the Credit Facility will be made pro rata in proportion to each lender’s commitments, and each lender will receive payments of interest, principal, fees and other amounts due to the lenders on a pro rata basis.

The funding of the Credit Facility is subject to diligence and definitive loan documentation satisfactory to each of the parties hereto and the satisfaction of applicable conditions precedent.

This letter shall be governed by the laws of the State of New York, and the parties hereby submit to the jurisdiction of the courts of the State of New York.

(Signature page follows)

IN WITNESS WHEREOF, the parties hereto have set forth their signatures as of the date first above written:

AFC GAMMA, INC.

By	/s/ Gabriel Katz
Name: Gabriel Katz
Title: Director, Legal

AFC MANAGEMENT, LLC

By	/s/ Leonard Tannenbaum
Name: Leonard Tannenbaum
Title: Chief Executive Officer

AFC INVESTMENTS, LLC

By	/s/ Robyn Tannenbaum
Name: Robyn Tannenbaum
Title: Authorized Signatory

Accepted and Acknowledged:

[*]

By	/s/ Jon Loevy
Name: Jon Loevy
Title: Authorized Signatory